Exhibit 99.1

View, Inc. Announces Plans for Reverse Stock Split

Company’s Action Intended to Regain Compliance with Nasdaq Share Price Rule, Benefit Stockholders

MILPITAS, Calif. (June 5, 2023) – View, Inc. (Nasdaq: VIEW) (“View” or the “Company”) today announced that its Board of Directors (the “Board”) has approved a reverse stock split of the Company’s Class A common stock. The Board’s decision is intended to ensure that the Company is in full compliance with the Nasdaq Stock Market LLC’s (“Nasdaq”) listing rules. The reverse stock split is subject to stockholder approval.

The Company said it was notified on February 13, 2023, by Nasdaq that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the bid price for the Company’s common stock had closed below $1.00 per share for the previous 30 consecutive business days.

In accordance with Nasdaq listing rule 5810(c)(3)(A), the Company has until August 14, 2023, to regain compliance. During that time, View’s common stock continues to be listed on Nasdaq and trade as usual. View is in compliance with all other Nasdaq listing rules.

The Company believes a reverse stock split would also benefit stockholders, because a higher stock price will make View’s common stock more attractive to a broader range of institutional and other investors.

Once stockholders approve the reverse stock split, View’s Board will select a reverse stock split ratio of either 40-for-1, 45-for-1, 50-for-1, 55-for-1 or 60-for-1, so that, depending on the ratio chosen, each 40, 45, 50, 55 or 60 shares of issued and outstanding common stock will convert into one share of common stock. The price of each common share would be expected to increase by the same ratio so that a stockholder would have fewer, but higher priced, shares, keeping the stockholder’s total investment the same when the market opens on the date the reverse stock split becomes effective. A reverse stock split would not have any impact on the voting and other rights of stockholders. Furthermore, a reverse stock split will have no impact on View’s business operations.

The Company plans to seek stockholder approval of the reverse stock split at its upcoming 2023 annual meeting. The Company filed a preliminary proxy statement in connection therewith today, which can be found online at www.sec.gov. The annual meeting is expected to be held on July 25, 2023, at 9:00 AM, Pacific Time, virtually via the Internet. The Company plans to complete the reverse stock split shortly after obtaining stockholder approval in July 2023. The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting is June 12, 2023.

Per Nasdaq rules, to regain compliance, the bid price for the Company’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days during the compliance period ending August 14, 2023.

About View

View is the leader in smart building technologies that transform buildings to improve human health and experience, reduce energy consumption and carbon emissions, and generate additional revenue for building owners. View Smart Windows use artificial intelligence to automatically adjust in response to outdoor conditions, eliminating the need for blinds and increasing access to natural light. Every View installation includes a cloud-connected smart building platform that can easily be extended to reimagine the occupant experience. View’s products are installed in offices, apartments, airports, hotels, and educational facilities. For more information, please visit: www.view.com.

Forward-Looking Statements

This press release and certain materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, and its subsequent Quarterly Reports on Form 10-Q. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

The effect of a reverse stock split on the per share trading price of View’s common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of View’s common stock after a reverse stock split would not increase in the same proportion as the reduction in the number of View’s outstanding shares of common stock following the reverse stock split or at all, and a reverse stock split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. View cannot assure you that, if a reverse stock split is implemented, its common stock will be more attractive to investors. If View implements a reverse stock split, the per share trading price of its common stock may decrease due to factors unrelated to the reverse stock split, including its future performance. If a reverse stock split is consummated and the per share trading price of View’s common stock declines, the percentage decline as an absolute number and as a percentage of View’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

A reverse stock split may decrease the liquidity of View’s common stock and result in higher transaction costs. The liquidity of View’s common stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the per share trading price does not increase as a result of the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of View’s stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Additional Information and Where to Find It

In connection with the reverse stock split, View has filed a proxy statement to be distributed to holders of View’s common stock in connection with View’s solicitation of proxies for the vote by View’s stockholders with respect to the proposed reverse stock split and other matters as described therein. After a definitive proxy statement has been filed, View will mail the definitive proxy statement, when available, to its stockholders. The proxy statement includes information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed reverse stock split. View will also file other documents regarding the proposed reverse stock split with the SEC. Before making any voting decision, investors and security holders of View are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed reverse stock split as they become available because they will contain important information about the proposed reverse stock split.

Investors and security holders can obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by View through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by View may be obtained free of charge from View’s website at www.view.com or by written request to View at 195 South Milpitas Blvd., Milpitas, California 95035.

Participants in the Solicitation

View and its directors and officers may be deemed to be participants in the solicitation of proxies from View’s stockholders in connection with the proposed reverse stock split. Information about View’s directors and executive officers and their ownership of View’s securities is set forth in View’s filings with the SEC, including View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended. Additional information regarding the interests of persons who may be deemed participants in the proposed reverse stock split may be obtained by reading the proxy statement regarding the proposed reverse stock split when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of View, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

Samuel Meehan

View, Inc.

IR@View.com

(408) 493-1358